EARNINGS PER SHARE ("EPS")	12 Months Ended
Dec. 31, 2025
Earnings Per Share [Abstract]
EARNINGS PER SHARE ("EPS")
NOTE 13 -          EARNINGS PER SHARE (“EPS”)

Basic earnings per share are based on the weighted average number of ordinary shares outstanding, net of treasury shares. Diluted EPS is based on those shares used in basic EPS plus shares that would have been outstanding assuming issuance of ordinary shares for all dilutive potential ordinary shares outstanding.

	Year ended December 31,
	2025	2024	2023
Numerator for EPS:
Net Income	$16,822	$11,167	$4,672
Denominator for EPS:
Weighted average shares outstanding – basic	12,075,678	10,363,978	8,961,689
Dilutive shares	207,634	851,849	122,333
Weighted average shares outstanding – diluted	12,283,312	11,215,827	9,084,022
EPS:
Basic	$1.39	$1.08	$0.52
Diluted	$1.37	$1.00	$0.51